AMENDMENT No. 3, dated as of June 27, 2000, (this "Amendment"), to the Amended and Restated Loan and Security Agreement, dated as of September 10, 1998 (as heretofore or hereafter amended, supplemented or otherwise modified, the "Agreement") among (i) the financial institutions listed on the signature pages hereof, (ii) Bank of America, N.A. (successor in interest to BankAmerica Business Credit, Inc.), ("B of A"), as agent for such financial institutions (in
its  capacity  as  agent,  the  "Agent")  and  PharMor,   Inc.,  a  Pennsylvania
corporation,  ("PharMor"), PharMor of Florida, Inc., a Pennsylvania corporation,
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PharMor of Ohio,  Inc.,  an Ohio  corporation,  PharMor  of  Virginia,  Inc.,  a
Virginia corporation, PharMor of Wisconsin, Inc., a Wisconsin corporation, PharMor of Delaware, Inc., a Delaware corporation, PharMor, Inc., LLC, a Pennsylvania limited liability company and Pharmhouse Corp., a New York corporation (each individually, including PharMor, a "Borrower" and collectively
                                                      --------
the "Borrowers").
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                                W I T N E S S E T H :


         WHEREAS, the Borrowers have requested that the Lenders modify certain provisions of the Agreement and the Lenders are willing to do so on the terms and conditions as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Defined Terms. Unless otherwise defined herein, capitalized
                  -------------
terms used herein have the respective meanings ascribed thereto in the Agreement.

         2.       Amendments to the Agreement.  The Agreement is hereby amended
                  ---------------------------
as follows:

                  (a)      The following definition shall be added to Section
 1.1 of the Agreement in proper alphabetical order:

                  "Seasonal Period" means when used with respect to any year the period commencing on July 1st and ending on December 31st for each year.

                  (b) The definition of Applicable Margin in Section 1.1 of the Agreement is hereby amended by adding the following sentence to the end thereof:

                  "In addition, during any Seasonal Period, the Applicable Margin otherwise applicable as set forth above shall be increased by one quarter of one percent (.25%) for all Reference Rate Loans and Libor Loans."

                  (c) Section 4.1(a)is hereby amended by adding the following sentence to the end thereof:

                  "Each Borrower also agrees immediately to prepay on the last day of any Seasonal Period the outstanding aggregate principal balance of Loans in excess of $80,000,000, plus all acrued but unpaid interest thereon."

                  (d) Section 9.21 is hereby amended by adding the following immediately after the dollar figure $20,000,000:

     ("Minimum Aggregate Availability"); provided, however, that for purposes of this Section 9.21, at any time of determination of Aggregate Availability during a Seasonal Period, and so long as there is no Default or Event of Default, Aggregate Availability shall be determined without reference to clause (a)(i) of the definition thereof.


         3.       Representations  and  Warranties.  To induce  Lender to  enter
                  --------------------------------
into this Amendment, Borrowers hereby represent and warrant as follows, with the same effect as if such representations and warranties were set forth in the
Agreement:

                  (a) Each Borrower has the power and authority  to  enter  into this Amendment and has taken all corporate action required to authorize its execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by each Borrower and the Agreement, as amended hereby, constitutes the valid and binding obligation of Borrowers, enforceable against each Borrower in accordance with its terms. The execution, delivery, and performance of this Amendment and the Agreement, as amended hereby, by each Borrower, will not violate its respective certificate of incorporation, operating agreement or by-laws or any agreement or legal requirement binding on such Borrower.

                  (b) On the date hereof and after giving effect to the terms of this Amendment, (i) the Agreement and the other Loan Documents are in full force and effect and, to the extent that a Borrower is a party thereto, constitutes its binding obligation, enforceable against it in accordance with their respective terms; (ii) no Default or Event of Default has occurred and is continuing; and (iii) no Borrower has any defense to or setoff, counterclaim or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

                  (c) The Collateral is entirely free and clear of all security interests, liens, pledges and other charges and encumbrances, except those (A) created by the Agreement as amended hereby, or (B) permitted pursuant to the terms of the Agreement as so amended, and the Borrowers have not entered into any agreement pursuant to which any security interests, liens, pledges, or other charges or encumbrances will be imposed or created directly, or as a result of any act or event, upon any of the Collateral. Without limiting the generality of the foregoing, the Collateral does and shall continue to secure the payment of all Obligations.

         4.       Limited Effect. Except as expressly amended hereby, all of the
                  ---------------
covenants and provisions of the Agreement are and shall continue to be in full force and effect. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder" , "hereof", "herein" or words of like import and each reference in the other Loan Documents to the Agreement shall mean and be a reference to the Agreement as amended hereby.

         5.       Conditions of Effectiveness.  This Amendment shall become
                  ---------------------------
effective when and only when:
                  (i)  this Amendment shall be executed by the Borrowers;

                  (ii) the Agent shall have received an increased availability fee of $100,000; and

                  (iii) the Agent shall have received such other documents, as the Agent shall request.

         6.       Governing Law. THIS AMENDMENT  SHALL BE GOVERNED BY, AND
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CONSTRUED AND  INTERPRETED IN ACCORDANCE  WITH, THE INTERNAL LAWS (AS OPPOSED TO
THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         7.       Counterparts.  This Amendment may be executed by the parties
                  ------------
hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                            PHAR-MOR, INC.


                                                  By:_______________________
                                                  Name:
                                                  Title:



                            PHARMOR OF DELAWARE, INC.


                                                  By:_______________________
                                                  Name:
                                                  Title:



                            PHAR-MOR OF FLORIDA, INC.


                                                  By:_______________________
                                                  Name:
                                                  Title:



                           PHAR-MOR OF OHIO, INC.


                                                  By:_______________________
                                                  Name:
                                                  Title:



                           PHAR-MOR OF VIRGINIA, INC.


                                                  By:_______________________
                                                  Name:
                                                  Title:

                           PHAR-MOR OF WISCONSIN, INC.


                                                  By:_______________________
                                                  Name:
                                                  Title:



                                                  PHARMOR, INC., LLC


                                                  By:_______________________
                                                  Name:
                                                  Title:



                                                  PHARMHOUSE CORP.


                                                  By:_______________________
                                                  Name:
                                                  Title:



                                                  BANK OF AMERICA, N.A.,
                                                     as the Agent


                                                  By:_______________________
                                                  Name:
                                                  Title:



                                                  BANK OF AMERICA, N.A.,
                                                     as a Lender


                                                  By:_______________________
                                                  Name:
                                                  Title:

                                                  HELLER FINANCIAL, INC.,
                                                     as a Lender


                                                  By:_______________________
                                                  Name:
                                                  Title:



                                                  LASALLE BUSINESS CREDIT, INC.,
                                                     as a Lender


                                                  By:_______________________
                                                  Name:
                                                  Title:



                                                  BNY FINANCIAL CORP.,
                                                     as a Lender


                                                  By:_______________________
                                                  Name:
                                                  Title: